John Hancock Declaration Trust
                 Supplement to the Prospectus dated May 1, 2000



On page 18, the "Portfolio Managers" section for the John Hancock V.A. International Fund has been changed as follows:


SUBADVISER

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
-------------------------------------

Team responsible for day-to day investment management

Founded in 1984

Supervised by the adviser




December 14, 2000